GOODWILL	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL
GOODWILL

We record as goodwill the amount by which the total purchase price we pay in our acquisition transactions exceeds our estimated fair value of the identifiable net assets we acquire. We test goodwill for impairment on an annual basis, or more often if events or circumstances indicate that there may be impairment. We generally test for goodwill impairment in the fourth quarter of each year, because this period gives us the best visibility of the reporting units’ operating performances for the current year (seasonally, April through October are highest revenue and production months) and outlook for the upcoming year, since much of our customer base is finalizing operating and capital budgets. The impairment test we use consists of comparing our estimates of the current fair values of our reporting units with their carrying amounts. We currently have eight reporting units and only one reporting unit contains goodwill. Reporting units are organized based on our two product segments ((1) ready-mix concrete and concrete related products and (2) precast concrete products) and geographic regions. We did not have a goodwill balance after the implementation of fresh start accounting on August 31, 2010. We acquired three ready-mix concrete plants during October 2010 which resulted in the recording of approximately $1.5 million of goodwill. We tested this goodwill for impairment on October 1, 2011 and there was no impairment.

There was no impairment recorded as a result of the fourth quarter 2009 test. During the third quarter of 2009, we sold our ready-mixed concrete plants in Sacramento, California (see Note 3). These plants and operations were included in our northern California ready-mixed concrete reporting unit and $3.0 million of goodwill was allocated to these assets and included in the calculation of loss on sale. Concurrent with this sale, we performed an impairment test on the remaining goodwill for this reporting unit and on all other reporting units with remaining goodwill as a result of economic conditions. During the third quarter of 2009, we recorded an impairment charge of $45.8 million, of which $42.2 million was related to our northern California reporting unit and the remaining amount related to our Atlantic Region reporting unit.

As of December 31, 2011 and 2010, U.S. Concrete had no intangible assets with indefinite lives other than goodwill.

The change in goodwill from January 1, 2010 to December 31, 2011 is as follows (in thousands):

	Ready-Mixed Concrete and Concrete-Related Products	Precast Concrete Products	Total
Balance at January 1, 2010 (Predecessor):
Goodwill	$332,994	$45,095	$378,089
Accumulated impairment	(328,958)	(35,068)	(364,026)
	4,036	10,027	14,063
Fresh-start accounting adjustments	(4,036)	(10,027)	(14,063)
Balance at August 31, 2010 (Successor)	—	—	—
Acquisitions (see Note 3)	1,481	—	1,481
Balance at December 31, 2010 (Successor)	$1,481	$—	$1,481

Balance at December 31, 2010 (Successor):
Goodwill	$1,481	$—	$1,481
Accumulated impairment	—	—	—
Balance at December 31, 2011 (Successor)	$1,481	$—	$1,481